Exhibit 10.4
TERMINATION OF INVESTOR RIGHTS AGREEMENT
This Termination of Investor Rights Agreement (this “Agreement”) is made as of August 12, 2010, by and among Trubion Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the undersigned stockholders of the Company (the “Stockholders,” together with the Company, the “Parties”).
RECITALS
WHEREAS, the Company proposes to enter into an Agreement and Plan of Merger dated August 12, 2010 (the “Merger Agreement”), by and among the Company, Emergent BioSolutions Inc., 35406 LLC and 30333 Inc., pursuant to which the Company will become a wholly owned subsidiary of Emergent BioSolutions Inc (the “Merger”).
WHERAS, the Parties entered into that certain Investor Rights Agreement, dated as of July 13, 2004, as amended on December 19, 2005 (the “IRA”) which provides for certain registration rights with respect to the shares of the Company’s securities held by the Stockholders and other stockholders party to the IRA;
WHEREAS, the termination of the IRA, effective as of and contingent upon the Effective Time of the Merger (as defined in the Merger Agreement) (the “Effective Date”), is a condition to the execution of the Merger Agreement;
WHEREAS, Section 6.5 of the IRA provides that the IRA may be terminated by written agreement among the Company and the stockholders of the Company that are party to the IRA and hold at least two-thirds of the Registrable Securities (as defined in the IRA);
WHEREAS, the Parties desire to terminate the IRA, effective as of and contingent upon the Effective Time of the Merger.
AGREEMENT
NOW THEREFORE, the parties hereto agree as follows:
     1. By their respective signatures, the Stockholders hereby agree and acknowledge that, effective as of and contingent upon the Effective Time of the Merger, the IRA is hereby terminated in accordance with Section 6.5 thereof and, from and after such time, shall have no further force or effect.
     2. In the event of any termination of the Merger Agreement prior to the occurrence of the Effective Time pursuant to Article 7.1 thereof, this Agreement shall also terminate and shall be of no further force or effect.
     3. Effective upon the Effective Date, each Party on behalf of, himself, itself and each of their respective owners, directors, officers, shareholders, employees, principals, affiliates, representatives, agents and attorneys, and their respective parent and subsidiary companies, and any affiliated and associated companies, and predecessors or successors in interest and assigns, hereby fully, irrevocably and unconditionally release, acquit and forever discharge each other from any and all claims, liabilities, obligations, demands, causes of action, damages, costs, losses, debts and expenses, including without limitation any claims for court costs or attorneys’ fees, of whatever kind or nature, in law or in equity, in contract or tort, whether known or unknown, asserted and/or raised, suspected or claimed, or which could have been asserted and/or raised in any action arising from or related to the IRA.
     4. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and all other written or oral agreements existing between the parties hereto concerning such subject matter are expressly canceled.
     5. This Agreement shall be construed, interpreted, and applied in accordance with, and shall be governed by, the laws applicable in the State of Washington.
     6. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement to terminate the IRA as of the date first above written.

		“Company”			“Stockholder”

Trubion Pharmaceuticals, Inc.			ARCH Venture Fund V, L.P.

By:	/s/ STEVEN GILLIS		By:	ARCH Venture Partners V, L.P.

	Name:	Steven Gillis, Ph.D.		Its:	General Partner
	Its:	Executive Chairman and Acting President	By:	ARCH Venture Partners V, L.L.C.
				Its:	General Partner

By:	/s/ ROBERT NELSON
	Name:	Robert Nelson
Its: Managing Director

ARCH V Entrepreneurs Fund V, L.P.
By:	ARCH Venture Partners V, L.P.
Its: General Partner
By:	ARCH Venture Partners V, L.L.C.
Its: General Partner

By:	/s/ ROBERT NELSON
	Name:	Robert Nelson
Its: Managing Director

Healthcare Focus Fund, L.P.
By:	ARCH Venture Partners V, L.P.
Its: General Partner
By:	ARCH Venture Partners V, L.L.C.
Its: General Partner

By:	/s/ ROBERT NELSON
	Name:	Robert Nelson
Its: Managing Director
[SIGNATURE PAGE TO TERMINATION OF IRA]

Frazier Healthcare IV, L.P.
By:	FHM IV, LP
Its general partner
By:	FHM IV, LLC
Its general partner

By:	/s/ THOMAS S. HODGE
	Name:	Tom Hodge
Its: COO

Frazier Affiliates IV, L.P.
By:	FHM IV, LP
Its general partner
By:	FHM IV, LLC
Its general partner

By:	/s/ THOMAS S. HODGE
	Name:	Tom Hodge
Its: COO

Frazier Healthcare III, L.P.
By:	FHM III, LLC
Its general partner

By:	/s/ THOMAS S. HODGE
	Name:	Tom Hodge
Its: COO

Frazier Affiliates III, L.P.
By:	FHM III, LLC
Its general partner

By:	/s/ THOMAS S. HODGE
	Name:	Tom Hodge
Its: COO
[SIGNATURE PAGE TO TERMINATION OF IRA]

Venrock Partners, L.P.
By:	Venrock Partners Management LLC,
Its: General Partner

Venrock Associates IV, L.P.
By:	Venrock Management IV, LLC,
Its: General Partner

Venrock Entrepreneurs Fund IV, L.P.
By:	VEF Management IV, LLC,
Its: General Partner

By:	/s/ DAVID L. STEPP
	Name:	David L. Stepp
Its: Authorized Signatory
[SIGNATURE PAGE TO TERMINATION OF IRA]

Prospect Venture Partners II, L.P.
By:	Prospect Management Co. II, LLC General Partner

By:	/s/ DAVID MARKLAND
	Name:	David Markland
Its: Attorney-In-Fact

Prospect Associates II, L.P.
By:	Prospect Management Co. II, LLC General Partner

By:	/s/ DAVID MARKLAND
	Name:	David Markland
Its: Attorney-In-Fact

[SIGNATURE PAGE TO TERMINATION OF IRA]